Exhibit 10.6

NEONODE INC.

NOTICE OF GRANT OF RESTRICTED STOCK

The Participant has been granted an award of Restricted Stock (the “Restricted Stock”) pursuant to the Neonode Inc. 2015 Stock Incentive Plan (the “Plan”), as follows:

Participant:	_____________________
Date of Grant:	_____________________
Total Number of Shares:	_____________________
Purchase Price	_____________________
Vesting Commencement Date	_____________________
Vested Shares:	Subject to your continued status as a Service provider through each of the applicable vesting dates, the Restricted Stock shall become vested, in whole or in part, in accordance with the terms of the Plan, the Agreement, this Notice of Grant and the following schedule::
First Anniversary of Vesting Commencement Date 1/4 of the Number of Restricted Stock
Second Anniversary of Vesting Commencement Date 1/4 of the Number of Restricted Stock
Third Anniversary of Vesting Commencement Date 1/4 of the Number of Restricted Stock
Fourth Anniversary of Vesting Commencement Date 1/4 of the Number of Restricted Stock

Capitalized terms not defined herein shall have the meaning as set forth in the Stock Incentive Plan.

If the vesting conditions described in the Vested Shares section above are not achieved by the date indicated, the Restricted Stock Award will terminate and Participant’s right to the shares will be forfeited.

By signing below, the Participant agrees that the Company, its directors, officers and shareholders shall not be held liable for any tax, penalty, interest or cost incurred by the Participant as a result of such determination by the IRS or any regulatory, administrative or judicial body or agency arising from this grant of Restricted Stock, if any. The Participant is urged to consult with his or her own tax advisor regarding the tax consequences of the grant of Restricted Stock, including the application of Section 409A of the Code.

By their signatures below, the Company and the Participant agree that the Restricted Stock is governed by this Grant Notice and by the provisions of the Plan and the Award Agreement, both of which are attached to and made a part of this document. The Participant acknowledges receipt of copies of the Plan and the Award Agreement, represents that the Participant has read and is familiar with their provisions, and hereby accepts the Restricted Stock subject to all of their terms and conditions.

NEONODE INC.	PARTICIPANT

By:
Signature
Its:
Date

Address:
Address

ATTACHMENTS:  Neonode Inc. 2015 Stock Incentive Plan, as amended to the Date of Grant; Award Agreement

NEONODE INC.

RESTRICTED STOCK AWARD AGREEMENT

Neonode Inc. has granted to the Participant named in the Notice of Grant of Restricted Stock (the “Grant Notice”) to which this Award Agreement is attached, a Restricted Stock Award (the “Restricted Stock”) pursuant to the terms and conditions set forth in the Grant Notice and this Agreement. The Restricted Stock has been granted pursuant to and shall in all respects be subject to the terms and conditions of the Neonode Inc. 2015 Stock Incentive Plan (the “Plan”), as amended to the Date of Grant, the provisions of which are incorporated herein by reference. By signing the Grant Notice, the Participant: (a) acknowledges receipt of, and represents that the Participant has read and is familiar with the terms and conditions of, the Grant Notice, this Agreement and the Plan, (b) accepts the Restricted Stock subject to all of the terms and conditions of the Grant Notice, this Agreement and the Plan, and (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Grant Notice, this Agreement or the Plan.

1.          Definitions and Construction.

1.1          Definitions. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Grant Notice or the Plan.

1.2          Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

2.          The Award.

2.1          Grant and Issuance of Shares. Upon the later of (a) the Date of Grant and (b) the date the Notice shall have been fully executed, the Participant shall acquire and the Company shall issue, subject to the provisions of this Agreement, a number of shares equal to the Total Number of Shares set forth in the Notice. As a condition to the issuance of the shares, the Participant shall execute and deliver to the Company, along with the Notice, the Assignment Separate from Certificate duly endorsed (with date and number of shares blank) in the form attached to the Notice.

2.2          Beneficial Ownership of Shares; Certificate Registration. The Participant hereby authorizes the Company, in its sole discretion, to deposit the shares with the Company’s transfer agent, including any successor transfer agent, to be held in book entry form during the term of the Escrow pursuant to Section 6. Furthermore, the Participant hereby authorizes the Company, in its sole discretion, to deposit, following the term of such Escrow, for the benefit of the Participant with any broker with which the Participant has an account relationship of which the Company has notice any or all shares which are no longer subject to such Escrow. Except as provided by the foregoing, a certificate for the shares shall be registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant.

2.3          Issuance of Shares in Compliance with Law. The issuance of the shares shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. No shares shall be issued hereunder if their issuance would knowingly constitute a violation of any applicable federal, state, or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the stock may then be listed. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance of any shares shall relieve the Company of any liability in respect of the failure to issue such shares as to which such requisite authority shall not have been obtained. As a condition to the issuance of the shares, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

3.          Vesting.

Subject to the limitations contained herein, the Restricted Stock shall vest as provided in the Grant Notice, provided that vesting shall cease upon termination of Service.

4.          Dividends.

The Participant is eligible to receive any payment or other adjustment in the number of Restricted Stock for dividends or other distributions that may be made in respect of the shares of Stock.

5.          Reacquisition Rights.

5.1          Company Reacquisition Right – Unvested Shares of Restricted Stock. In the event that (i) Participant’s Service is terminated for any reason or no reason, with or without cause, or, (ii) Participant, Participant’s legal representative, or other holder of shares acquired pursuant to this Agreement, attempts to sell, exchange, transfer, pledge, or otherwise dispose of (other than pursuant to an Change in Control), including, without limitation, any transfer to a nominee or agent of the Participant, any shares which are not Vested Shares (“Unvested Shares”), the Company shall automatically reacquire the Unvested Shares, and the Participant shall not be entitled to any payment therefor (the “Company Reacquisition Right”).

5.2          Change in Control. In the event of Change in Control, any Reacquisition Right under this Section 5 shall remain in full force and effect and shall apply to the new shares of capital received in exchange for the Shares in consummation of the Change in Control.

5.3          Power of Attorney. The Participant hereby grants an irrevocable power of attorney to the Company to transfer the Shares in the Participant’s name to the Company subject to (i) the Company exercising the Reacquisition Right, and (ii) the terms and conditions included in this Agreement and the Plan. In performing acts pursuant to this power of attorney, the Company may act pursuant to a power of attorney granted by one or more other persons involved in the acts referred to in the previous sentence.

6.          Escrow.

6.1          Appointment of Agent. To ensure that Shares subject to the Company Reacquisition Right, as described in Subsection 5.1 above, will be available for reacquisition, the Participant agrees that the Company may appoint an agent, acting on the Company’s behalf and as attorney-in-fact for the Participant (the “Agent”) to hold any and all Unvested Shares and to assign and transfer to the Company any such Unvested Shares reacquired by the Company pursuant to the Company Reacquisition Right. The Participant understands that appointment of the Agent is a material inducement to make this Restricted Stock Award and that such appointment is coupled with an interest and is irrevocable. The Agent shall not be personally liable for any act the Agent may do or omit to do hereunder as escrow agent, agent for the Company, or attorney in fact for the Participant while acting in good faith and in the exercise of the Agent’s own good judgment, and any act done or omitted by the Agent pursuant to the advice of the Agent’s own attorneys shall be conclusive evidence of such good faith. The Agent may rely upon any letter, notice or other document executed by any signature purporting to be genuine and may resign at any time.

6.2          Establishment of Escrow. The Participant authorizes the Company to deposit the Unvested Shares with the Company’s transfer agent to be held in book entry form and the Participant agrees to deliver to and deposit with the Agent each certificate, if any, evidencing the shares and an Assignment Separate from Certificate with respect to such book entry shares and each such certificate duly endorsed (with date and number of shares blank) in the form attached to the Agreement, to be held by the Agent under the terms and conditions of this Section 8 (the “Escrow”). Upon the occurrence of a Change in Control or a change, as described in the Plan, in the character or amount of any outstanding stock of the corporation the stock of which is subject to the provisions of this Agreement , any and all new, substituted or additional securities or other property to which the Participant is entitled by reason of his or her ownership of the shares that remain, following such Change in Control, subject to the Company Reacquisition Right shall be immediately subject to the Escrow to the same extent as the shares immediately before such event. The Company shall bear the expenses of the Escrow.

6.3          Delivery of Shares to Participant. The Escrow shall continue with respect to any shares for so long as such shares remain subject to the Company Reacquisition Right. Upon termination of the Reacquisition Right with respect to shares, the Company shall so notify the Agent and direct the Agent to deliver such number of shares to the Participant. As soon as practicable after receipt of such notice, the Agent shall cause to be delivered to the Participant the shares specified by such notice, and the Escrow shall terminate with respect to such shares.

7.          Execution of Documents.

The Participant hereby acknowledges and agrees that the manner selected by the Company to indicate the Participant’s consent to the Grant Notice is also deemed to be execution of the Grant Notice and of this Agreement. The Participant further agrees that such manner of indicating consent may be relied upon for establishing execution of any documents to be executed in the future in connection with the Restricted Stock. This Agreement shall be deemed to be signed by the Company and the Participant upon the respective signing by the Company and the Participant of the Grant Notice to which it is attached.

8.          Tax Withholding.

8.1          In General. At the time this Agreement is executed, or at any time thereafter as requested by the Company, the Participant hereby authorizes withholding from payroll and any other amounts payable to the Participant, and otherwise agrees to make adequate provision for (including, if necessary or appropriate, making payments in cash or readily available funds), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company, if any, which arise in connection with the grant or vesting of the Restricted Stock or the issuance of Stock in settlement thereof. The Company shall have no obligation to deliver shares of Stock until the tax obligations of the Company have been satisfied by the Participant.

8.2          Withholding in Shares. The Company may, in its discretion, permit or require the Participant to satisfy all or any portion of the tax obligations by deducting from the Shares otherwise deliverable to the Participant in settlement of the Restricted Stock Award a number of Shares having a fair market value, as determined by the Company as of the date on which the tax obligations arise, not in excess of the amount of such tax obligations determined by the applicable withholding rates. In the event that the Company determines that the tax obligations will not be satisfied by the method described above, Participant authorizes the designated plan administrator or any successor plan administrator, at their sole discretion, (a) to sell a number of Shares that are purchased or awarded under the Restricted Stock Award, or (b) to satisfy the tax obligations pursuant to the terms of Subsection 8.1 above, which, in either case, the Company determines is sufficient to generate an amount that meets the tax obligations plus additional Shares, as necessary to account for rounding and market fluctuation, and to pay such tax withholding amounts to the Company or to satisfy the tax obligations pursuant to the terms of Subsection 8.1 above. The Shares may be sold as part of a block trade with other Participants of the Plan in which all Participants receive an average price. Any adverse consequences to the Participant resulting from the procedure permitted under this Subsection 8.2, including, without limitation, tax consequences, shall be the sole responsibility of the Participant.

8.3          Consultation. The Participant hereby acknowledges that he or she understands that the Participant may suffer adverse tax consequences as a result of participation in the Plan. The Participant hereby represents that the Participant has consulted with tax consultants in connection with participation in the Plan and that the Participant is not relying on the Company for any tax advice.

9.          Miscellaneous Provisions.

9.1          Further Instruments. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

9.2          Binding Effect. Subject to the restrictions on transfer set forth herein, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

9.3          Integrated Agreement. The Grant Notice, this Agreement and the Plan, together with any employment, service or other agreement with the Participant and a Participating Company referring to the Restricted Stock, shall constitute the entire understanding and agreement of the Participant and the Participating Company Group with respect to the subject matter contained herein or therein and supersede any prior agreements, understandings, restrictions, representations, or warranties among the Participant and the Participating Company Group with respect to such subject matter. To the extent contemplated herein or therein, the provisions of the Grant Notice, this Agreement and the Plan shall survive any exercise of the Restricted Stock and shall remain in full force and effect.

9.4          Applicable Law. This Agreement shall be governed by the laws of the State of Delaware as such laws are applied to agreements between Delaware residents entered into and to be performed entirely within the State of Delaware.

9.5          Counterparts. The Grant Notice may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED the undersigned does hereby sell, assign and transfer unto ______________________________________________________________________________________________________________________________ (_________________) shares of the Stock of Neonode Inc. standing in the undersigned’s name on the books of said corporation represented by Certificate No. __________________ herewith and does hereby irrevocably constitute and appoint ________________________________ Attorney to transfer the said stock on the books of said corporation with full power of substitution in the premises.

Dated:

Signature

Print Name

Instructions: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its Company Reacquisition Right set forth in the Award Agreement without requiring additional signatures on the part of the Participant.

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